Exhibit 10.2

FOURTH AMENDMENT TO COMBINED CREDIT AGREEMENTS

THIS FOURTH AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of November 30, 2005 (this “Amendment”), among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), MGV ENERGY INC., an Alberta, Canada corporation (the “Canadian Borrower”), each of the lenders that is a signatory to, or which becomes a signatory to, the U.S. Credit Agreement (together with its successors and assigns, the “U.S. Lenders”), each of the lenders that is a signatory to, or which becomes a signatory to, the Canadian Credit Agreement (together with its successors and assigns, the “Canadian Lenders”, and together with the U.S. Lenders, the “Combined Lenders”), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as Global Administrative Agent (in such capacity, together with its successors in such capacity, the “Global Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH (successor by merger to Bank One, N.A., Canada Branch), as Canadian Administrative Agent (in such capacity, together with its successors in such capacity, the “Canadian Administrative Agent”), BNP PARIBAS and BANK OF AMERICA, N.A., as Co-Global Syndication Agents, and FORTIS CAPITAL CORP. and THE BANK OF NOVA SCOTIA, as Co-Global Documentation Agents.

W I T N E S S E T H:

1. The U.S. Borrower, the Global Administrative Agent, the Co-Global Syndication Agents, the Co-Global Documentation Agents, and the U.S. Lenders are parties to that certain Credit Agreement dated as of July 28, 2004, as amended by (i) that certain First Amendment to Combined Credit Agreements dated as of September 21, 2004, (ii) that certain Second Amendment to Combined Credit Agreements dated as of January 11, 2005, and (iii) that certain Third Amendment to Combined Credit Agreements dated as of June 17, 2005 (as amended, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to and extensions of credit on behalf of the U.S. Borrower.

2. The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the Co-Global Syndication Agents, the Co-Global Documentation Agents, and the Canadian Lenders are parties to that certain Credit Agreement dated as of July 28, 2004, as amended by (i) that certain First Amendment to Combined Credit Agreements dated as of September 21, 2004, (ii) that certain Second Amendment to Combined Credit Agreements dated as of January 11, 2005, and (iii) that certain Third Amendment to Combined Credit Agreements dated as of June 17, 2005 (as amended, the “Canadian Credit Agreement”, and together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to and extensions of credit on behalf of the Canadian Borrower.

3. The parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements, to increase the Global Borrowing Base and U.S. Borrowing Base, establish the Allocated U.S. Borrowing Base and the Allocated Canadian Borrowing Base and to increase the Combined Commitments as follows:

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I. Amendments to U.S. Credit Agreement.

A. The definition of “Authorized Officer” contained in Section 1.1 of the U.S. Credit Agreement hereby is amended by deleting the reference to “its Vice President-Controller” and replacing such reference with “its Vice President-Controller, its Vice President Finance”.

B. The definition of “Distribution” contained in Section 1.1 of the U.S. Credit Agreement hereby is amended by inserting the following proviso prior to the period at the end of such definition:

“; provided, however, that, notwithstanding anything to the contrary contained herein or in any other Combined Loan Document, the term “Distribution” shall be deemed not to include any cash payment or distribution by the Borrower to any holder of Indebtedness of the Borrower that is convertible into capital stock of the Borrower that is made (or agreed to be made) in satisfaction, in whole or in part, of (i) such Indebtedness or (ii) the Borrower’s obligations to issue capital stock upon any such holder’s conversion of such Indebtedness to capital stock of the Borrower, in either case, whether paid or distributed by the Borrower upon any such Holder’s request to convert any such Indebtedness to capital stock of the Borrower or otherwise”.

C. The definition of “Senior Notes” contained in Section 1.1 of the U.S. Credit Agreement hereby is amended by inserting after “(ii)” the phrase “except to the extent any such prepayments are made in accordance with subsection (y) to the proviso in Section 7.14, “.

D. Subsection (c) of Section 2.2 of the U.S. Credit Agreement hereby is amended by deleting the reference to “six (6) Eurodollar Borrowings outstanding” and replacing such reference with “eight (8) Eurodollar Borrowings outstanding”.

E. Subsection (d)(iii) of Section 2.7 of the U.S. Credit Agreement hereby is amended by deleting the reference to “U.S.$108,000,000” and replacing such reference with “$U.S.$132,000,000”.

F. Section 7.1 of the U.S. Credit Agreement hereby is amended by (i) revising the current Subsection 7.1(b) in its entirety to read as follows:

“ (b) (i) secured Subordinated Debt (including, without limitation, the Existing Subordinated Debt), and (ii) Guarantees by any Subsidiary of the Subordinated Debt (including the Existing Subordinate Debt); provided, however, that all such Subordinated Debt (inclusive of the Existing Subordinated Debt) does not exceed an aggregate principal amount of U.S.$100,000,000 and shall be in compliance with the requirements of Section 7.14; and provided, further, that all Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) and 7.1(p) does not exceed an aggregate principal amount of U.S.$520,000,000;”;

(ii) revising the current Subsection 7.1(o) in its entirety to read as follows:

“ (o) other unsecured Subordinated Debt of the Borrower, which Subordinated Debt may be convertible into capital stock of the Borrower, and

Guarantees by Subsidiaries of such Subordinated Debt; provided, however, that all such Subordinated Debt (i) does not exceed an aggregate principal amount of U.S.$450,000,000, (ii) is subordinated in right of security and payment to the payment in full in cash and cash equivalents of all Combined Obligations of the Borrower or the relevant Subsidiary, as the case may be, on terms and conditions satisfactory to the Global Administrative Agent and the Required Lenders, (iii) has a maturity date at least six (6) months after the Maturity Date, (iv) except to the extent any such prepayments are made in accordance with subsection (y) to the proviso in Section 7.14, is not permitted to be prepaid (other than the conversion of such Subordinated Debt to capital stock of the Borrower) without the written consent of the Global Administrative Agent and the Required Lenders, (v) has a coupon not in excess of nine percent (9%); (vi) contains covenants not materially more onerous to Borrower and its Subsidiaries than those contained in the Combined Loan Documents and (vii) contains other terms and conditions (including amount, interest, amortization, covenants and events of default) as are satisfactory to the Global Administrative Agent and the Required Lenders, and provided, further, that all Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) and 7.1(p) does not exceed an aggregate principal amount of U.S.$520,000,000; and”;

and; (iii) revising the current Subsection 7.1(p) in its entirety to read as follows:

“ (p) unsecured Senior Notes of the Borrower and Guarantees by Subsidiaries of such Senior Notes; provided, however, that the aggregate principal amount of such Senior Notes does not exceed U.S.$300,000,000, and provided, further, that all Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) and 7.1(p) does not exceed an aggregate principal amount of U.S.$520,000,000;”.

G. Section 7.6 of the U.S. Credit Agreement hereby is amended by deleting the reference to “U.S.$350,000,000” and replacing such reference with “U.S.$520,000,000”.

H. Section 7.14 of the U.S. Credit Agreement hereby is amended by deleting the reference to “U.S.$350,000,000” and replacing such reference with “U.S.$520,000,000”.

I. Effective as of December 31, 2005, Exhibit K to the U.S. Credit Agreement hereby is amended by inserting the description of all of the properties listed on the attached Exhibit AA (the “Additional Mortgaged Property”) at the conclusion of Exhibit K to the U.S. Credit Agreement.

J. Schedule 2.1 to the U.S. Credit Agreement hereby is amended by replacing Schedule 2.1 to the U.S. Credit Agreement with Schedule 2.1 – U.S. Credit Agreement to this Amendment.

II. Amendments to Canadian Credit Agreement.

A. The definition of “Authorized Officer” contained in Section 1.1 of the Canadian Credit Agreement hereby is amended by deleting the reference to “with respect to the Borrower,

its Chief Financial Officer” and replacing such reference with “with respect to the Borrower, its Vice President Finance”.

B. The definition of “Senior Notes” contained in Section 1.1 of the Canadian Credit Agreement hereby is amended by inserting after “(ii)” the phrase “except to the extent any such prepayments are made in accordance with subsection (y) to the proviso in Section 7.14 of the U.S. Credit Agreement,”.

C. Subsection (c) of Section 2.2 of the Canadian Credit Agreement hereby is amended by deleting the reference to “six (6) Eurodollar Borrowings, BA Loan Borrowings or Bankers’ Acceptance Borrowings outstanding” and replacing such reference with “eight (8) Eurodollar Borrowings, BA Loan Borrowings or Bankers’ Acceptance Borrowings outstanding”.

D. Subsection (d)(iii) of Section 2.7 of the Canadian Credit Agreement hereby is amended by deleting the reference to “U.S.$108,000,000” and replacing such reference with “$U.S.$170,000,000”.

E. Section 7.1 of the Canadian Credit Agreement hereby is amended by (i) revising the current Subsection 7.1(b) in its entirety to read as follows:

“ (b) (i) secured Subordinated Debt (including, without limitation, the Existing Subordinated Debt), and (ii) Guarantees by any Subsidiary of the Subordinated Debt (including the Existing Subordinate Debt); provided, however, that all such Subordinated Debt (inclusive of the Existing Subordinated Debt) does not exceed an aggregate principal amount of U.S.$100,000,000 and shall be in compliance with the requirements of Section 7.14 of the U.S. Credit Agreement; and provided, further, that all Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) and 7.1(p) does not exceed an aggregate principal amount of U.S.$520,000,000;”;

(ii) revising the current Subsection 7.1(o) in its entirety to read as follows:

“ (o) other unsecured Subordinated Debt of the Parent, which Subordinated Debt may be convertible into capital stock of the Parent, and Guarantees by Subsidiaries of the Parent of such Subordinated Debt; provided, however, that all such Subordinated Debt (i) does not exceed an aggregate principal amount of U.S.$450,000,000, (ii) is subordinated in right of security and payment to the payment in full in cash and cash equivalents of all Combined Obligations of the Parent or the relevant Subsidiary of the Parent, as the case may be, on terms and conditions satisfactory to the Global Administrative Agent and the Required Lenders, (iii) has a maturity date at least six (6) months after the Maturity Date, (iv) except to the extent any such prepayments are made in accordance with subsection (y) to the proviso in Section 7.14 of the U.S. Credit Agreement, is not permitted to be prepaid (other than the conversion of such Subordinated Debt to capital stock of the Parent) without the written consent of the Global Administrative Agent and the Required Lenders, (v) has a coupon not in excess of nine percent (9%); (vi) contains covenants not materially more onerous to the Parent and its Subsidiaries than those contained in the Combined

Loan Documents and (vii) contains other terms and conditions (including amount, interest, amortization, covenants and events of default) as are satisfactory to the Global Administrative Agent and the Required Lenders, and provided, further, that all Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) and 7.1(p) does not exceed an aggregate principal amount of U.S.$520,000,000; and”;

and; (iii) revising the current Subsection 7.1(p) in its entirety to read as follows:

“ (p) unsecured Senior Notes of the Parent and Guarantees by Subsidiaries of the Parent of such Senior Notes; provided, however, that the aggregate principal amount of such Senior Notes does not exceed U.S.$300,000,000, and provided, further, that all Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) and 7.1(p) does not exceed an aggregate principal amount of U.S.$520,000,000;”.

F. Schedule 2.1 to the Canadian Credit Agreement hereby is amended by replacing Schedule 2.1 to the Canadian Credit Agreement with Schedule 2.1 – Canadian Credit Agreement to this Amendment.

III. Amendment to Intercreditor Agreement. Subsection (d) of Section 3.2 of the Intercreditor Agreement hereby is amended by (i) replacing the phrase “; and” with “.”, and (ii) inserting the following at the end of such subsection:

“Notwithstanding anything in this Agreement to the contrary but subject to clause (e) below, if after the reduction in pro rata sharing of U.S. Payments pursuant to this Section 3.2(d) there still remain U.S. Payments which have not yet been applied in the manner set forth in Section 3.2(c), then Section 3.2(c) shall once again be applied to such remaining U.S. Payments.”

IV. Global Borrowing Base.

A. Subject to adjustments pursuant to Sections 2.7(d), (e), (g), and (h) of the U.S. Credit Agreement, by execution of this Amendment, each of the Global Administrative Agent, the Combined Lenders, the U.S. Lenders, the U.S. Borrower and the Canadian Borrower agree during the period from the date hereof to the date of the next redetermination of the Global Borrowing Base pursuant to the provisions of Section 2.7 of the U.S. Credit Agreement currently scheduled to become effective on or about May 1, 2006 that (i) the Global Borrowing Base shall equal U.S.$600,000,000, (ii) the U.S. Borrowing Base shall equal U.S.$330,000,000, (iii) the Allocated U.S. Borrowing Base shall equal U.S.$330,000,000, and (iv) the Allocated Canadian Borrowing Base shall equal U.S.$270,000,000.

B. Each of the Global Administrative Agent, the Combined Lenders, the U.S. Lenders, and the U.S. Borrower and the Canadian Borrower agree and acknowledge that (i) the determination of the Global Borrowing Base and U.S. Borrowing Base set forth in Section III(A) of this Amendment was a “discretionary redetermination” of the Global Borrowing Base and the U.S. Borrowing Base pursuant to Section 2.7(e) of the U.S. Credit Agreement and (ii) such “discretionary redetermination” of the Global Borrowing Base and the U.S. Borrowing Base shall not be considered as a request for a “discretionary determination” of the Global Borrowing

Base and the U.S. Borrowing Base by the Borrower, the Global Administrative Agent or the Required Lenders for the purposes of the first sentence of Section 2.7(e) of the U.S. Credit Agreement.

V. Global Commitment Increase.

A. Pursuant to Section 2.1(b) of each of the U.S. Credit Agreement and the Canadian Credit Agreement, by execution of this Amendment, each of the Global Administrative Agent, the Canadian Administrative Agent, the Combined Lenders, the U.S. Borrower and the Canadian Borrower agree to the increase in the aggregate Global Commitments to U.S.$600,000,000.

B. In accordance with Section 2.1(c) of each of the U.S. Credit Agreement and the Canadian Credit Agreement after the occurrence of a Global Commitment Increase pursuant to Section 2.1(b) of each of the U.S. Credit Agreement and the Canadian Credit Agreement, the Global Administrative Agent hereby notifies the Canadian Administrative Agent, the Combined Lenders, the U.S. Borrower and the Canadian Borrower of the reallocation of the Global Commitments under the Combined Credit Agreements as set forth and described on Exhibit B, Schedule 2.1-U.S. Credit Agreement and Schedule 2.1 – Canadian Credit Agreement attached hereto.

VI. Rearrangement And Increase of Existing Loans. Upon the effectiveness of this Amendment:

A. All of the Combined Commitments and outstanding Combined Obligations under the Combined Credit Agreements as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the applicable Combined Credit Agreement (as amended hereby) and all Combined Loans and Letters of Credit outstanding under the applicable Combined Credit Agreement as of the date of such effectiveness shall hereby become Combined Loans and Letters of Credit outstanding under the applicable Combined Credit Agreement (as amended hereby).

B. In connection herewith, the Combined Lenders party to the Combined Credit Agreements prior to the effectiveness of this Amendment (the “Existing Lenders”) hereby sell, assign, transfer and convey, and the Combined Lenders hereby purchase and accept, so much of the aggregate Combined Commitments under, Combined Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Combined Credit Agreements such that the Combined Commitment of each Combined Lender shall be as set forth on Schedule 2.1 to each of the Combined Credit Agreements (as amended hereby). The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by any Agent, any Issuing Bank or any Existing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.

VII. Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) when the Global Administrative Agent shall have received:

A.	Counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

B.	A certificate dated as of the date of this Agreement of an Authorized Officer of the Borrower certifying that attached to such certificate is a true and complete copy of resolutions duly adopted by the board of directors or management committee of such party, as applicable, authorizing the execution, delivery and performance of this Amendment and the effectuation of the transactions contemplated by the Amendment.

C.	An amendment fee for the account of each Combined Lender which is increasing their Combined Commitment in the manner and amount agreed upon between U.S. Borrower and the Global Administrative Agent in that certain fee letter dated November 30, 2005 and (ii) such other fees otherwise agreed to in writing by the U.S. Borrower.

VIII. Reaffirmation of Representations and Warranties. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:

(i) The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

(ii) Each of the Combined Loan Parties (a) is a corporation, partnership or limited liability company duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate, partnership or limited liability company power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation, partnership or limited liability company in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

(iii) The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Loan Party is a party to this Agreement and such Loan Documents) (a) are within such Loan Party’s corporate, partnership or limited liability company powers, (b) when executed will be duly authorized by all necessary corporate, partnership or limited liability company action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (i) actions or filings pursuant to the Exchange Act and (ii) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.

(iv) This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (ii) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).

(v) Neither a Default nor an Event of Default has occurred or will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by this Amendment or the other Combined Loan Documents. Neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect. The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

(vi) No event or events have occurred since December 31, 2003 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

IX. Defined Terms. Except as amended hereby, terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.

X. Reaffirmation of Combined Credit Agreements. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

XI. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I AND II OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.

XII. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

XIII. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

XIV. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

XV. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither the U.S. Borrower nor the Canadian Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void).

XVI. No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent, and the other “agents” under the Combined Credit Agreements have executed this Amendment as of the date first above written.

U.S. BORROWER

QUICKSILVER RESOURCES INC.

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Treasurer

CANADIAN BORROWER

MGV ENERGY INC.

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Treasurer

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AGENTS AND COMBINED LENDERS

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as Global Administrative Agent and as a U.S. Lender

By:	/s/ J. Scott Fowler
Name:	J. Scott Fowler
Title:	Vice President

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BNP PARIBAS, as a Co-Global Syndication Agent and as a U.S. Lender

By:	/s/ Brian M. Malone
Name:	Brian M. Malone
Title:	Managing Director

By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Vice President

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BANK OF AMERICA, N.A., as a Co-Global Syndication Agent and as a U.S. Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

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FORTIS CAPITAL CORP., as the Co-Global Documentation Agent and as a U.S. Lender

By:	/s/ Michele Jones
Name:	Michele Jones
Title:	Senior Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

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THE BANK OF NOVA SCOTIA, as a Co-Global Documentation Agent and as a U.S. Lender

By:	/s/ Nadine Bell
Name:	Nadine Bell
Title:	Senior Manager

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COMERICA BANK, as a U.S. Lender

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Vice President

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THE ROYAL BANK OF SCOTLAND plc, as a U.S. Lender

By:	/s/ Robert E. Poirrier Jr.
Name:	Robert E. Poirrier Jr.
Title:	Vice President

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CALYON NEW YORK BRANCH, as a U.S. Lender

By:	/s/ Bertrand Cord’homme
Name:	Bertrand Cord’homme
Title:	Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Vice President

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CIBC INC., as a U.S. Lender

By:	/s/ Dominic J. Sorresso
Name:	Dominic J. Sorresso
Title:	Executive Director

CIBC World Markets Corp., as Agent

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COMPASS BANK, as a U.S. Lender

By:	/s/ Murray E. Brasseaux
Name:	Murray E. Brasseaux
Title:	Executive Vice President

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STERLING BANK, as a U.S. Lender

By:	/s/ Melissa Bauman
Melissa Bauman
Senior Vice President

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TORONTO DOMINION (TEXAS) LLC (as successor in interest to Toronto Dominion (Texas), Inc.), as a U.S. Lender

By:	/s/ Jim Bridwell
Name:	Jim Bridwell
Title:	Authorized Signatory

[Quicksilver — Fourth Amendment]

HARRIS NESBITT FINANCING, INC., as a U.S. Lender

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

[Quicksilver — Fourth Amendment]

SOCIETE GENERALE, as a U.S. Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Vice President

[Quicksilver — Fourth Amendment]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, (successor by merger to Bank One, N.A., Canada Branch), as Canadian Administrative Agent and as a Canadian Lender

By:	/s/ J. Scott Fowler
Name:	J. Scott Fowler
Title:	Vice President

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BNP PARIBAS (CANADA), as a Canadian Lender

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Assistant Vice President

By:	/s/ Krista McLeod
Name:	Krista McLeod
Title:	Assistant Vice President

[Quicksilver — Fourth Amendment]

BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Assistant Vice President

[Quicksilver — Fourth Amendment]

THE BANK OF NOVA SCOTIA, as a Canadian Lender

By:	/s/ Dan W. Lindquist
Name:	Dan W. Lindquist
Title:	Director

[Quicksilver — Fourth Amendment]

COMERICA BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Robert C. Rosen
Name:	Robert C. Rosen
Title:	Vice President

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CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ Randy Geislinger
Name:	Randy Geislinger
Title:	Director

By:	/s/ Joelle Chatwin
Name:	Joelle Chatwin
Title:	Executive Director

[Quicksilver — Fourth Amendment]

TORONTO DOMINION BANK, as a Canadian Lender

By:	/s/ Debbi Brito
Name:	Debbi Brito
Title:	Manager, Corporate Credit & Compliance

[Quicksilver — Fourth Amendment]

BANK OF MONTREAL, as a Canadian Lender

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

[Quicksilver — Fourth Amendment]

SOCIETE GENERALE (CANADA), as a Canadian Lender

By:	/s/ David Baldoni
Name:	David Baldoni
Title:	Managing Director

By:	/s/ François Laliberté
Name:	François Laliberté
Title:	Managing Director

[Quicksilver — Fourth Amendment]

FORTIS CAPITAL (CANADA) LTD., as a Canadian Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Doug Clark
Name:	Doug Clark
Title:	Senior Vice President

[Quicksilver — Fourth Amendment]

EXHIBIT B

GLOBAL COMMITMENTS, U.S. COMMITMENTS AND CANADIAN COMMITMENTS

U.S. Lender	Canadian Lender	Designation	Global Commitments	U.S. Commitments	Canadian Commitments
JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA	JPMorgan Chase Bank, N.A., Toronto Branch, successor by merger to Bank One, NA, Canada Branch	Flex Lender	U.S.$60,000,000.00	U.S.$25,384,615.38	U.S.$34,615,384.62
BNP Paribas	BNP Paribas (Canada)	Pro Rata Lender	U.S.$55,000,000.00	U.S.$30,250,000.00	U.S.$24,750,000.00
Bank of America, N.A.	Bank of America, N.A. (by its Canada branch)	Flex Lender	U.S.$55,000,000.00	U.S.$23,269,230.77	U.S.$31,730,769.23
Fortis Capital Corp.	Fortis Capital (Canada) Ltd.	Flex Lender	U.S.$55,000,000.00	U.S.$23,269,230.77	U.S.$31,730,769.23
The Bank of Nova Scotia	The Bank of Nova Scotia	Flex Lender	U.S.$55,000,000.00	U.S.$23,269,230.77	U.S.$31,730,769.23
Comerica Bank	Comerica Bank, Canada Branch	Flex Lender	U.S.$45,000,000.00	U.S.$19,038,461.54	U.S.$25,961,538.46
The Royal Bank of Scotland PLC	N/A	U.S. Only Lender	U.S.$35,000,000.00	U.S.$35,000,000.00	U.S.$0.00
Calyon New York Branch	N/A	U.S. Only Lender	U.S.$35,000,000.00	U.S.$35,000,000.00	U.S.$0.00
CIBC Inc.	Canadian Imperial Bank of Commerce	Flex Lender	U.S.$30,000,000.00	U.S.$12,692,307.69	U.S.$17,307,692.31
Compass Bank	N/A	U.S. Only Lender	U.S.$20,000,000.00	U.S.$20,000,000.00	U.S.$0.00
Sterling Bank	N/A	U.S. Only Lender	U.S.$20,000,000.00	U.S.$20,000,000.00	U.S.$0.00
Toronto Dominion (Texas) LLC successor to Toronto Dominion (Texas), Inc.	Toronto Dominion Bank	Flex Lender	U.S.$45,000,000.00	U.S.$19,038,461.54	U.S.$25,961,538.46
Harris Nesbitt Financing Inc.	Bank of Montreal	Flex Lender	U.S.$45,000,000.00	U.S.$19,038,461.54	U.S.$25,961,538.46
Societe Generale	Societe Generale (Canada)	Pro Rata Lender	U.S.$45,000,000.00	U.S.$24,750,000.00	U.S.$20,250,000.00

TOTAL:			U.S.$600,000,000.00	U.S.$330,000,000.00	U.S.$270,000,000.00

Exhibit B – Page 1

SCHEDULE 2.1 – U.S. CREDIT AGREEMENT

GLOBAL COMMITMENTS AND COMMITMENTS

U.S. Lender	Canadian Lender	Designation	Commitments	Global Commitments
JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA	JPMorgan Chase Bank, N.A., Toronto Branch, successor by merger to Bank One, NA, Canada Branch	Flex Lender	U.S.$25,384,615.38	U.S.$60,000,000.00
BNP Paribas	BNP Paribas (Canada)	Pro Rata Lender	U.S.$30,250,000.00	U.S.$55,000,000.00
Bank of America, N.A.	Bank of America, N.A. (by its Canada branch)	Flex Lender	U.S.$23,269,230.77	U.S.$55,000,000.00
Fortis Capital Corp.	Fortis Capital (Canada) Ltd.	Flex Lender	U.S.$23,269,230.77	U.S.$55,000,000.00
The Bank of Nova Scotia	The Bank of Nova Scotia	Flex Lender	U.S.$23,269,230.77	U.S.$55,000,000.00
Comerica Bank	Comerica Bank, Canada Branch	Flex Lender	U.S.$19,038,461.54	U.S.$45,000,000.00
The Royal Bank of Scotland PLC	N/A	U.S. Only Lender	U.S.$35,000,000.00	U.S.$35,000,000.00
Calyon New York Branch	N/A	U.S. Only Lender	U.S.$35,000,000.00	U.S.$35,000,000.00
CIBC Inc.	Canadian Imperial Bank of Commerce	Flex Lender	U.S.$12,692,307.69	U.S.$30,000,000.00
Compass Bank	N/A	U.S. Only Lender	U.S.$20,000,000.00	U.S.$20,000,000.00
Sterling Bank	N/A	U.S. Only Lender	U.S.$20,000,000.00	U.S.$20,000,000.00
Toronto Dominion (Texas) LLC, successor to Toronto Dominion (Texas), Inc.	Toronto Dominion Bank	Flex Lender	U.S.$19,038,461.54	U.S.$45,000,000.00
Harris Nesbitt Financing Inc.	Bank of Montreal	Flex Lender	U.S.$19,038,461.54	U.S.$45,000,000.00
Societe Generale	Societe Generale (Canada)	Pro Rata Lender	U.S.$24,750,000.00	U.S.$45,000,000.00

TOTAL:			U.S.$330,000,000.00	U.S.$600,000,000

Schedule 2.1 – U.S. Credit Agreement – Page 1

SCHEDULE 2.1 – CANADIAN CREDIT AGREEMENT

GLOBAL COMMITMENTS AND COMMITMENTS\

U.S. Lender	Canadian Lender	Designation	Commitments	Global Commitments
JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA	JPMorgan Chase Bank, N.A., Toronto Branch, successor by merger to Bank One, NA, Canada Branch	Flex Lender	U.S.$34,615,384.62	U.S.$60,000,000.00
BNP Paribas	BNP Paribas (Canada)	Pro Rata Lender	U.S.$24,750,000.00	U.S.$55,000,000.00
Bank of America, N.A.	Bank of America, N.A. (by its Canada branch)	Flex Lender	U.S.$31,730,769.23	U.S.$55,000,000.00
Fortis Capital Corp.	Fortis Capital (Canada) Ltd.	Flex Lender	U.S.$31,730,769.23	U.S.$55,000,000.00
The Bank of Nova Scotia	The Bank of Nova Scotia	Flex Lender	U.S.$31,730,769.23	U.S.$55,000,000.00
Comerica Bank	Comerica Bank, Canada Branch	Flex Lender	U.S.$25,961,538.46	U.S.$45,000,000.00
The Royal Bank of Scotland PLC	N/A	U.S. Only Lender	U.S.$0.00	U.S.$35,000,000.00
Calyon New York Branch	N/A	U.S. Only Lender	U.S.$0.00	U.S.$35,000,000.00
CIBC Inc.	Canadian Imperial Bank of Commerce	Flex Lender	U.S.$17,307,692.31	U.S.$30,000,000.00
Compass Bank	N/A	U.S. Only Lender	U.S.$0.00	U.S.$20,000,000.00
Sterling Bank	N/A	U.S. Only Lender	U.S.$0.00	U.S.$20,000,000.00
Toronto Dominion (Texas) LLC, successor to Toronto Dominion (Texas), Inc.	Toronto Dominion Bank	Flex Lender	U.S.$25,961,538.46	U.S.$45,000,000.00
Harris Nesbitt Financing Inc.	Bank of Montreal	Flex Lender	U.S.$25,961,538.46	U.S.$45,000,000.00
Societe Generale	Societe Generale (Canada)	Pro Rata Lender	U.S.$20,250,000.00	U.S.$45,000,000.00

TOTAL:			U.S.$270,000,000.00	U.S.$600,000,000

Schedule 2.1 – Canadian Credit Agreement – Page 1